Use these links to rapidly review the document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

PLANET PAYMENT, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

April 26, 2013

To Our Stockholders,

        You are cordially invited to attend the 2013 Annual Meeting of Stockholders of Planet Payment, Inc. We will hold the meeting on Friday June 14, 2013 at 2:00 p.m. New York time, in our offices at 670 Long Beach Blvd., Long Beach, NY 11561. We hope that you will be able to attend.

        Under the Securities and Exchange Commission rules and AIM Rules for Companies that allow companies to furnish proxy materials to stockholders over the Internet, we have elected to use the Internet as our primary means of delivering our proxy materials to our stockholders. We believe that this delivery process reduces our environmental impact and lowers the costs of printing and distributing our proxy materials without impacting our stockholders' timely access to this important information. Accordingly, most stockholders will not receive paper copies of our proxy materials and on or about April 26, 2013, we expect to mail and email to our stockholders a Notice of Internet Availability of Proxy Materials (the "Notice") containing instructions on how to access our proxy statement for our 2013 Annual Meeting of Stockholders and 2012 Annual Report to stockholders. The Notice also provides instructions on how to vote by telephone or through the Internet and includes instructions on how to receive a paper copy of the proxy materials by mail.

        The matters to be acted upon are described in the accompanying Notice of Annual Meeting and proxy statement.

        Please use this opportunity to take part in our company's affairs by voting on the business to come before the meeting. Whether or not you plan to attend the meeting, please vote on the Internet or by telephone or request, sign and return a proxy card to ensure your representation at the meeting. Your vote is important.

        We hope to see you at the meeting.

Sincerely,

Philip D. Beck
Chairman and Chief Executive Officer

PLANET PAYMENT, INC.

670 Long Beach Blvd.
Long Beach, NY 11561
United States of America

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

        NOTICE IS HEREBY GIVEN that the 2013 Annual Meeting of Stockholders of Planet Payment, Inc. will be held on Friday June 14, 2013 at 2:00 p.m. (New York Time) in our offices at 670 Long Beach Blvd., Long Beach, NY 11561, USA.

        We are holding the meeting for the following purposes, which are more fully described in the accompanying proxy statement:

          1.     To elect two Class I directors of Planet Payment, Inc. each to serve until the third annual meeting of stockholders following this meeting and until his successor has been elected and qualified or until his earlier resignation or removal.

          2.     To ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for 2013.

        In addition, stockholders may be asked to consider and vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

        Only stockholders of record at the close of business on April 17, 2013 are entitled to notice of, and to vote at, the meeting and any adjournments thereof. For ten days prior to the meeting, a complete list of the stockholders entitled to vote at the meeting will be available during ordinary business hours at our headquarters for examination by any stockholder for any purpose relating to the meeting.

        Your vote as a Planet Payment, Inc. stockholder is very important. For questions regarding your stock ownership, if you are a registered holder, you can contact our transfer agent, Computershare, through their website at www.computershare.com or by phone at +1 (877) 282-1168.

By Order of the Board of Directors,

Graham N. Arad General Counsel and Corporate Secretary

Long Beach, New York
April 26, 2013

Whether or not you expect to attend the meeting, we encourage you to read the proxy statement and vote by telephone or through the Internet or request and submit your proxy card as soon as possible, so that your shares may be represented at the meeting. For specific instructions on how to vote your shares, please refer to the section entitled "General Information About the Meeting" beginning on page 1 of the proxy statement and the instructions on the enclosed Notice of Internet Availability of Proxy Materials.

PLANET PAYMENT, INC.

PROXY STATEMENT FOR 2013 ANNUAL MEETING OF STOCKHOLDERS

i

PLANET PAYMENT, INC.
670 Long Beach Blvd.
Long Beach, NY 11561
United States of America

PROXY STATEMENT FOR THE 2013 ANNUAL MEETING OF STOCKHOLDERS

April 26, 2013

Information About Solicitation and Voting

        The accompanying proxy is solicited on behalf of Planet Payment, Inc.'s ("We" or "Planet Payment") Board of Directors for use at Planet Payment's 2013 Annual Meeting of Stockholders (the "meeting") to be held in our offices at 670 Long Beach Blvd., Long Beach, NY 11561 on Friday June 14, 2013 at 2:00 p.m. (New York Time), and any adjournment or postponement thereof.

Internet Availability of Proxy Materials

        Under rules adopted by the U.S. Securities and Exchange Commission (the "SEC") and under the London Stock Exchange Plc AIM market ("AIM") Rules for Companies, we are furnishing proxy materials to our stockholders primarily via the Internet, instead of mailing printed copies of those materials to each stockholder. On or about April 26, 2013, we expect to send to our stockholders a Notice of Internet Availability of Proxy Materials ("Notice of Internet Availability") containing instructions on how to access our proxy materials, including our proxy statement and our annual report for the year 2012 (the "Annual Report"). The Notice of Internet Availability also provides instructions on how to vote by telephone or through the Internet and includes instructions on how to receive a paper copy of the proxy materials by mail.

        This process is designed to reduce our environmental impact and lowers the costs of printing and distributing our proxy materials without impacting our stockholders' timely access to this important information. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the Notice of Internet Availability.

General Information About the Meeting

Purpose of the Meeting

        At the meeting, stockholders will act upon the proposals described in this proxy statement. In addition, following the meeting, management will respond to questions from stockholders.

Record Date; Quorum

        Only holders of record of common stock and Series A preferred stock at the close of business on April 17, 2013, the record date, will be entitled to vote at the meeting. At the close of business on April 17, 2013, we had 60,558,091 shares of common stock outstanding and entitled to vote (including shares of common stock issuable upon conversion of the Series A preferred stock outstanding).

        The holders of a majority of the voting power of the shares of stock entitled to vote at the meeting as of the record date must be present at the meeting in order to hold the meeting and conduct business. This presence is called a quorum. Your shares are counted as present at the meeting if you are present and vote in person at the meeting or if you have properly submitted a proxy.

 Voting Rights; Required Vote

        Each holder of shares of common stock is entitled to one vote for each share of common stock held as of the close of business on April 17, 2013, the record date. Each holder of shares of Series A preferred stock is entitled to one vote for each share of common stock issuable upon conversion of the Series A preferred stock held as of the close of business on the record date. You may vote all shares owned by you as April 17, 2013, including (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee.

        Stockholder of Record: Shares Registered in Your Name.    If on April 17, 2013 your shares were registered directly in your name with our transfer agent, Computershare, then you are considered the stockholder of record with respect to those shares. As a stockholder of record, you may vote at the meeting or vote by telephone, through the Internet, or if you request or receive paper proxy materials by mail, by filling out and returning the proxy card.

        Beneficial Owner: Shares Registered in the Name of a Broker or Nominee.    If on April 17, 2013 your shares were held in an account with a brokerage firm, bank or other nominee, then you are the beneficial owner of the shares held in street name. As a beneficial owner, you have the right to direct your nominee on how to vote the shares held in your account. However, the organization that holds your shares is considered the stockholder of record for purposes of voting at the meeting. Because you are not the stockholder of record, you may not vote your shares at the meeting unless you request and obtain a valid proxy from the organization that holds your shares giving you the right to vote the shares at the meeting.

        Each director will be elected by a plurality of the votes cast, which means that the two individuals nominated for election to the Board of Directors at the meeting receiving the highest number of "FOR" votes will be elected. You may either vote "FOR" one or both nominees or "WITHHOLD" your vote with respect to one or both nominees. Approval of Proposal 2 will be obtained if the number of votes cast "FOR" the proposal at the meeting exceeds the number of votes "AGAINST" the proposal. Abstentions (shares present at the meeting and voted "abstain") are counted for purposes of determining whether a quorum is present, and have no effect on the outcome of the matters voted upon. Broker non-votes occur when shares held by a broker for a beneficial owner are not voted either because (i) the broker did not receive voting instructions from the beneficial owner, or (ii) the broker lacked discretionary authority to vote the shares. Broker non-votes are counted for purposes of determining whether a quorum is present, and have no effect on the outcome of the matters voted upon. Note that if you are a beneficial holder and do not provide specific voting instructions to your broker, the broker that holds your shares will not be authorized to vote on the election of directors. Accordingly, we encourage you to provide voting instructions to your broker, whether or not you plan to attend the meeting.

Recommendations of the Board of Directors on Each of the Proposals Scheduled to be Voted on at the Meeting

        The Board of Directors recommends that you vote FOR each of the Class I directors named in this proxy statement (Proposal 1) and FOR the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for 2013 (Proposal 2).

Voting Instructions; Voting of Proxies

        If you are a stockholder of record, you may:

  •
  vote in person—we will provide a ballot to stockholders who attend the meeting and wish to vote in person;

  •
  vote via telephone or via the Internet—in order to do so, please follow the instructions shown on your Notice of Internet Availability or proxy card; or

  •
  vote by mail—if you request or receive a paper proxy card and voting instructions by mail, simply complete, sign and date the enclosed proxy card and return it before the meeting in the envelope provided.

        Votes submitted by telephone or through the Internet must be received by 1:00 a.m., Central Daylight Time, on June 14, 2013. Submitting your proxy (whether by telephone, through the Internet or by mail if you request or received a paper proxy card) will not affect your right to vote in person should you decide to attend the meeting. If you are not the stockholder of record, please refer to the voting instructions provided by your nominee to direct it how to vote your shares. You may either vote "FOR" one or both of the nominees to the Board of Directors, or you may withhold your vote from any nominee you specify. For Proposal 2, you may vote "FOR" or "AGAINST" or "ABSTAIN" from voting. Your vote is important. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure that your vote is counted.

        All proxies will be voted in accordance with the instructions specified on the proxy card. If you sign a physical proxy card and return it without instructions as to how your shares should be voted on a particular proposal at the meeting, your shares will be voted in accordance with the recommendations of our board or directors stated above.

        If you received a Notice of Internet Availability, please follow the instructions included on the notice on how to access your proxy card and vote by telephone or through the Internet. If you do not vote and you hold your shares in street name, and your broker does not have discretionary power to vote your shares, your shares may constitute "broker non-votes" (as described above) and will not be counted in determining the number of shares necessary for approval of the proposals. However, shares that constitute broker non-votes will be counted for the purpose of establishing a quorum for the meeting.

        If you receive more than one proxy card or Notice of Internet Availability, your shares are registered in more than one name or are registered in different accounts. To make certain all of your shares are voted, please follow the instructions included on the Notice of Internet Availability on how to access each proxy card and vote each proxy card by telephone or through the Internet. If you requested or received paper proxy materials by mail, please complete, sign and return each proxy card to ensure that all of your shares are voted.

Expenses of Soliciting Proxies

        The expenses of soliciting proxies will be paid by Planet Payment. Following the original mailing of the soliciting materials, Planet Payment and its agents may solicit proxies by mail, electronic mail, telephone, facsimile, by other similar means, or in person. Our directors, officers, and other employees, without additional compensation, may solicit proxies personally or in writing, by telephone, e-mail, or otherwise. Following the original mailing of the soliciting materials, Planet Payment will request brokers, custodians, nominees and other record holders to forward copies of the soliciting materials to persons for whom they hold shares and to request authority for the exercise of proxies. In such cases, Planet Payment, upon the request of the record holders, will reimburse such holders for their reasonable expenses. If you choose to access the proxy materials and/or vote through the Internet, you are responsible for any Internet access charges you may incur.

 Revocability of Proxies

        A stockholder of record who has given a proxy may revoke it at any time before it is exercised at the meeting by:

  •
  delivering to the Corporate Secretary of Planet Payment (by any means, including facsimile) a written notice stating that the proxy is revoked;

  •
  signing and delivering a proxy bearing a later date;

  •
  voting again by telephone or through the Internet; or

  •
  attending and voting at the meeting (although attendance at the meeting will not, by itself, revoke a proxy).

Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to revoke a proxy, you must contact that firm to revoke any prior voting instructions.

Electronic Access to the Proxy Materials

        The Notice of Internet Availability will provide you with instructions regarding how to:

  •
  view our proxy materials for the meeting through the Internet; and

  •
  instruct us to send our future proxy materials to you electronically by email.

Choosing to receive your future proxy materials by email will reduce the impact of our annual meetings of stockholders on the environment and lower the costs of printing and distributing our proxy materials. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

Voting Results

        Voting results will be tabulated and certified by the inspector of elections appointed for the meeting. The preliminary voting results will be announced at the meeting and posted on our website at http://ir.planetpayment.com. The final results will be tallied by the inspector of elections and filed with the SEC in a current report on Form 8-K within four business days of the meeting.

 CORPORATE GOVERNANCE STANDARDS AND DIRECTOR INDEPENDENCE

        Planet Payment is strongly committed to good corporate governance practices. These practices provide an important framework within which our Board of Directors and management can pursue our strategic objectives for the benefit of our stockholders.

Corporate Governance Guidelines

        Our Board of Directors has adopted Corporate Governance Guidelines that set forth expectations for directors, director independence standards, board committee structure and functions, and other policies for the governance of the company. Our Corporate Governance Guidelines are available on the Investor Relations section of our website, which is located at http://ir.planetpayment.com, by clicking on "Corporate Governance Guidelines," under "Corporate Governance." The Corporate Governance Guidelines are reviewed by our Nominating and Governance Committee, and changes are recommended to our Board of Directors as warranted from time to time.

Board Leadership Structure

        Our Corporate Governance Guidelines provide that our Board of Directors shall be free to choose its chairman in any way that it considers in the best interests of our company, and that the Nominating and Governance Committee shall periodically consider the leadership structure of our Board of Directors and make such recommendations related thereto to the Board of Directors with respect thereto as the Nominating and Governance Committee deems appropriate.

        Our Board of Directors believes that we and our stockholders currently are best served by having Philip D. Beck serve as Chairman as well as Chief Executive Officer. Mr. Beck has a unique insight into our company's challenges, opportunities and business and having one person serve as both Chief Executive Officer and Chairman of our Board of Directors shows our employees, customers and other constituencies that we are under strong leadership, with a single person setting the tone and having primary responsibility for managing our operations. We also believe that this eliminates the potential for duplication of efforts and inconsistent actions.

        Our Corporate Governance Guidelines also provide that, when the positions of chairman and chief executive officer are held by the same person, the independent directors shall designate a "Lead Independent Director." Cameron R. M. McColl was appointed Lead Independent Director in July 2011. The Lead Independent Director has the non-exclusive authority to preside over meetings of the non-executive directors of our Board of Directors, to supervise the self-evaluations of directors and our Board of Directors' determination of the independence of its directors and to hold such other powers and carry out such other duties as are also granted by our Board of Directors.

Our Board of Directors' Role in Risk Oversight

        Our Board of Directors, as a whole, has responsibility for risk oversight, although the committees of our Board of Directors oversee and review risk areas which are particularly relevant to them. The risk oversight responsibility of our Board of Directors and its committees is supported by our management reporting processes, which are designed to provide visibility to the Board of Directors and to our personnel that are responsible for risk assessment and information about the identification, assessment and management of critical risks and management's risk mitigation strategies. These areas of focus include, but are not limited to, competitive, economic, operational, financial (accounting, credit, liquidity, and tax), legal, regulatory, compliance and reputational risks.

Independence of Directors

        The Marketplace Rules of the NASDAQ Stock Market ("NASDAQ") require that a majority of the members of the Board of Directors must qualify as "independent," as affirmatively determined by the Board of Directors. Our Board of Directors has determined that none of our non-employee directors has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is "independent" as that term is defined under NASDAQ rules. In making this determination, the Board of Directors considered the relationships that each non-employee director has with our company and all other facts and circumstances our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director.

        Based upon this review, our Board of Directors has determined that the following director nominee and members of our Board of Directors are currently independent as determined under the NASDAQ Marketplace Rules:

Lady Barbara Judge CBE	Shane H. Kim
Jonathan Kaiden	Cameron R. M. McColl

        All members of our Audit Committee, Compensation Committee, Nominating and Governance Committee must be independent directors as defined in the NASDAQ Marketplace Rules. Members of the Audit Committee must also satisfy a separate SEC independence requirement, which provides that they may not accept directly or indirectly any consulting, advisory or other compensatory fee from Planet Payment or any of its subsidiaries other than their directors' compensation and they may not be an affiliate of Planet Payment. Our Board of Directors has determined that all members of our Audit Committee, Compensation Committee and Nominating and Governance Committee are independent and all members of our Audit Committee satisfy the relevant SEC additional independence requirements for the members of such committee.

Committees of Our Board of Directors

        Our Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating and Governance Committee. The composition and responsibilities of each committee are described below. Copies of the charters for each committee are available, without charge, upon request in writing to Planet Payment, Inc., 670 Long Beach Blvd., Long Beach, New York 11561, Attn: General Counsel or by clicking on "Corporate Governance" in the investor relations section of our website, http://ir.planetpayment.com. Members serve on these committees until their resignations or until otherwise determined by our Board of Directors.

  Audit Committee

        Our Audit Committee is comprised of Mr. McColl, who is the chair of the Audit Committee, Mr. Kaiden and Mr. Kim. The composition of our Audit Committee meets the requirements for independence under the NASDAQ Marketplace Rules and SEC rules and regulations. Each member of our Audit Committee is financially literate. In addition, our Board of Directors has determined that Mr. McColl is an "audit committee financial expert" as defined in Item 407(d)(5)(ii) of Regulation S-K promulgated under the Securities Act of 1933, as amended, or the Securities Act. The designation does not impose on Mr. McColl any duties, obligations or liabilities that are greater than are generally imposed on members of our Audit Committee and our Board of Directors. All audit services to be provided to us and all permissible non-audit services to be provided to us by our independent registered public accounting firm will be approved in advance by our Audit Committee. The charter for our Audit Committee provides that our Audit Committee, among other things:

  •
  selects a firm to serve as the independent registered public accounting firm to audit our financial statements;

  •
  helps to ensure the independence of the independent registered public accounting firm;

  •
  discusses the scope and results of the audit with the independent registered public accounting firm, and reviews, with management and that firm, our interim and year-end operating results;

  •
  develops procedures for employees to submit anonymously concerns about questionable accounting or audit matters;

  •
  considers the adequacy of our internal accounting controls and audit procedures; and

  •
  approves or, as permitted, pre-approves all audit and non-audit services to be performed by the independent registered public accounting firm.

  Compensation Committee

        Our Compensation Committee is comprised of Mr. McColl, who is the chair of the Compensation Committee, Lady Judge and Mr. Kaiden. The composition of our Compensation Committee meets the requirements for independence under the NASDAQ Marketplace Rules. The purpose of our Compensation Committee is to discharge the responsibilities of our Board of Directors relating to compensation of our executive officers. The charter for our Compensation Committee provides that our Compensation Committee, among other things:

  •
  reviews and approves, or recommends that our Board of Directors approve, the compensation of our executive officers;

  •
  reviews and recommends to our Board of Directors the compensation of our directors;

  •
  reviews and approves the terms of any material agreements with our executive officers;

  •
  administers our stock and equity incentive plans;

  •
  reviews and make recommendations to our Board of Directors with respect to incentive compensation and equity plans; and

  •
  establishes and reviews our overall compensation philosophy.

        At least annually, our Compensation Committee reviews and approves our executive compensation strategy and principles to confirm that they are aligned with our business strategy and objectives, and shareholder interests. The Compensation Committee has the exclusive authority and responsibility to determine all aspects of executive compensation packages for executive officers and makes recommendations to our Board of Directors regarding the compensation of non-employee directors. Under its charter, our Compensation Committee has the authority to retain outside counsel or other advisors. Pursuant to that authority, the Compensation Committee engaged an independent compensation consultant, Frederick W. Cook & Co., Inc. ("F.W. Cook"), to evaluate our executive compensation levels and practices and to provide advice and ongoing recommendations on executive compensation matters for 2012. F.W. Cook works directly with our Compensation Committee (and not on behalf of management) to assist our Compensation Committee in satisfying its responsibilities and will undertake no projects for management without our Compensation Committee's approval.

        In connection with its engagement of F.W. Cook, the Compensation Committee considered various factors bearing upon F.W. Cook's independence and determined that F.W. Cook was independent and that its engagement did not present any conflicts of interest.

        Our Compensation Committee generally reviews executive officer compensation, both base salary levels and the target levels for variable cash and any equity incentive awards, following the end of each fiscal year and at the recommendation of our chief executive officer. In connection with this review, our Compensation Committee considers any input that it may receive from our chief executive officer (with respect to executive officers other than himself) to evaluate the performance of each executive officer and sets each executive officer's total target cash compensation for the current year. In establishing compensation for executive officers other than our chief executive officer, decisions are made by our Compensation Committee after reviewing recommendations made by and in consultation with our chief executive officer. Our chief executive officer does not participate in the deliberations regarding the setting of his own compensation by our Compensation Committee.

  Nominating and Governance Committee

        Our Nomination and Governance Committee, is comprised of Mr. McColl, who is the chair of the Nomination and Governance Committee. The composition of our Nomination and Governance Committee meets the requirements for independence under the NASDAQ Marketplace Rules. The charter for our Nomination and Governance Committee provides that our Nomination and Governance Committee, among other things:

  •
  identifies, evaluates and recommends nominees to our Board of Directors and committees of our Board of Directors;

  •
  conducts searches for appropriate directors;

  •
  evaluates the performance of our Board of Directors;

  •
  considers and make recommendations to our Board of Directors regarding the composition of our Board of Directors and its committees;

  •
  reviews related party transactions and proposed waivers of the code of conduct;

  •
  reviews developments in corporate governance practices; and

  •
  evaluates the adequacy of our corporate governance practices and reporting.

Compensation Committee Interlocks and Insider Participation

        During 2012, our Compensation Committee consisted of Lady Judge and Messrs. Kaiden and McColl. None of them has at any time in the last year been one of our officers or employees, and none has had any relationships with our company of the type that is required to be disclosed under Item 404 of Regulation S-K. None of our executive officers served as a member of the Board of Directors, or as a member of the compensation or similar committee, of any entity that has one or more executive officers who served on our Board of Directors or Compensation Committee during fiscal 2012.

Board and Committee Meetings and Attendance

        The Board of Directors is responsible for the management and direction of the company and for establishing broad corporate policies. The Board of Directors meets periodically during the company's fiscal year to review significant developments affecting the company and to act on matters requiring Board of Directors approval. The Board of Directors held eleven meetings during fiscal 2012, and also acted by unanimous written consent twice, the Audit Committee held four meetings and also acted by unanimous written consent once, the Compensation Committee held two meetings and also acted by unanimous written consent once and the Nominating and Governance Committee held one meeting. During fiscal 2012, each member of the Board of Directors participated in at least 75% of the aggregate of all meetings of the Board of Directors and the aggregate of all meetings of committees on which such member served, that were held during the period in which such director served during fiscal 2012.

Board Attendance at Annual Stockholders' Meeting

        Our policy is to invite and encourage each member of our Board of Directors to be present at our annual meetings of stockholders. All of the members of our Board of Directors attended our 2012 Annual Stockholders' Meeting.

Presiding Director of Non-Employee Director Meetings

        The non-employee directors meet in regularly scheduled executive sessions without management to promote open and honest discussion. Our Lead Independent Director, currently Cameron R. M. McColl, is the presiding director at these meetings.

Communication with Directors

        Stockholders and interested parties who wish to communicate with our Board of Directors, non-management member of our Board of Directors as a group, a committee of the Board of Directors or a specific member of our Board of Directors (including our chairman or lead independent director, if any) may do so by letters addressed to the attention of our Lead Independent Director.

        All communications are reviewed by the Lead Independent Director and provided to the members of the Board of Directors consistent with a screening policy providing that unsolicited items, sales materials, and other routine items and items unrelated to the duties and responsibilities of the Board of Directors not be relayed on to directors. Any communication that is not relayed is recorded in a log and made available to our Board of Directors.

        The address for these communications is:

Lead Independent Director
Planet Payment, Inc.
670 Long Beach Blvd.
Long Beach, New York 11561
United States of America

Codes of Business Conduct and Ethics

        We have adopted codes of business conduct and ethics that applies to all of our board members, officers and employees. Our codes of business conduct and ethics will be posted on our website located at http://ir.planetpayment.com. If we make amendments to, or grant any waivers from, the codes of business conduct and ethics for any director or executive officer, we will disclose the nature of such amendment or waiver on our website and/or in a current report on Form 8-K.

The U.K. Corporate Governance Code

        The U.K. Corporate Governance Code, or U.K. Code, is the key source of corporate governance recommendations for companies in the United Kingdom admitted to the Official List of the London Stock Exchange, but it does not apply to companies whose shares are admitted for trading on AIM. However, as is common practice with many AIM-traded companies, we recognize the importance of the U.K. Code and our Board of Directors takes into account the requirements of the U.K. Code to the extent it considers it appropriate with respect to our company's size, stage of development and resources, and the fact that we are incorporated in the United States rather than the United Kingdom.

 NOMINATIONS PROCESS AND DIRECTOR QUALIFICATIONS

Nomination to the Board of Directors

        Candidates for nomination to our Board of Directors are selected by our Board of Directors based on the recommendation of the nominating and governance committee in accordance with the committee's charter, our certificate of incorporation and bylaws, our Corporate Governance Guidelines, and the criteria adopted by the Board of Directors regarding director candidate qualifications. In recommending candidates for nomination, the nominating and governance committee considers candidates recommended by directors, officers, employees, stockholders and others, using the same criteria to evaluate all candidates. Evaluations of candidates generally involve a review of background materials, internal discussions and interviews with selected candidates as appropriate and, in addition, the committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees.

        Additional information regarding the process for properly submitting stockholder nominations for candidates for membership on our Board of Directors is set forth below under "Stockholder Proposals to Be Presented at Next Annual Meeting."

Director Qualifications

        With the goal of developing a diverse, experienced and highly-qualified Board of Directors, the Nominating and Governance Committee is responsible for developing and recommending to the Board of Directors the desired qualifications, expertise and characteristics of members of our Board of Directors, including any specific minimum qualifications that the committee believes must be met by a committee-recommended nominee for membership on the Board of Directors and any specific qualities or skills that the committee believes are necessary for one or more of the members of the Board of Directors to possess.

        Since the identification, evaluation and selection of qualified directors is a complex and subjective process that requires consideration of many intangible factors, and will be significantly influenced by the particular needs of the Board of Directors from time to time, our Board of Directors has not adopted a specific set of minimum qualifications, qualities or skills that are necessary for a nominee to possess, other than those that are necessary to meet U.S. legal, regulatory and NASDAQ and AIM listing requirements and the provisions of our certificate of incorporation, bylaws, Corporate Governance Guidelines, and charters of the board committees. In addition, neither the Board of Directors nor the Nominating and Governance Committee has a formal policy with regard to the consideration of diversity in identifying nominees. When considering nominees, the Nominating and Governance Committee may take into consideration many factors including, among other things, a candidate's independence, integrity, skills, financial and other expertise, breadth of experience, and knowledge about our business or industry and ability to devote adequate time and effort to responsibilities of the Board of Directors in the context of its existing composition. Through the nomination process, the Nominating and Governance Committee seeks to promote board membership that reflects a diversity of business experience, expertise, viewpoints, personal backgrounds and other characteristics that are expected to contribute to the Board of Directors' overall effectiveness. The brief biographical description of each director set forth in Proposal 1 below includes the primary individual experience, qualifications, qualities and skills of each of our directors that led to the conclusion that each director should serve as a member of our Board of Directors at this time.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

PROPOSAL NO. 1—ELECTION OF DIRECTORS

        Our Board of Directors currently consists of six directors and is divided into three classes with each class serving for three years, and with the terms of office of the respective classes expiring in successive years. Directors in Class I will stand for election at this meeting. The terms of office of directors in Class II and Class III do not expire until the annual meetings of stockholders held in 2014 and 2015, respectively. At the recommendation of our nominating and corporate governance committee, our Board of Directors proposes that each of the two Class I nominees named below be elected as a Class I director for a three-year term expiring at the 2016 Annual Meeting of Stockholders and until such director's successor is duly elected and qualified or until such director's earlier resignation or removal.

        Shares represented by proxies will be voted "FOR" the election of each of the two nominees named below, unless the proxy is marked to withhold authority so to vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder might determine. Each nominee has consented to being named in this proxy statement and to serve if elected.

Information Regarding Nominees and Continuing Directors

  Nominees to the Board of Directors

        The nominees, and their ages, occupations and length of board service as of April 17, 2013, are provided in the table below. Additional biographical descriptions of each nominee are set forth in the text below the table. These descriptions include the primary individual experience, qualifications, qualities and skills of each of our nominees that led to the conclusion that each director should serve as a member of our Board of Directors at this time.

Name of Director/Nominee	Age	Principal Occupation	Director Since
Jonathan Kaiden(1)(2)	46	Principal and Founding Member, Sopris Capital Associates	January 2006
Cameron R. M. McColl(1)(2)(3)	53	Executive Chairman, Nanny Cay Resort & Marina Limited	January 2006

(1)
Member of the Compensation Committee

(2)
Member of the Audit Committee

(3)
Member of the Nominating and Governance Committee

        Jonathan Kaiden has been a principal and founding member of Sopris Capital Associates, a private equity firm, since 2002. Mr. Kaiden currently sits on the Board of Directors for Apollidon Inc., Enhanced Capital Partners, Inc., ethology Inc., Healthcare Data Solutions Corp., Federated Sample, Officeworks, Mountain Temp Services LLC, SRSsoft, Inc. and Tallwave LLC. Mr. Kaiden holds a B.A. in Government from Cornell University, an M.B.A. from Columbia Business School and a J.D. from Brooklyn Law School. As a director, Mr. Kaiden contributes to our Board of Directors his deep experience with the investment and investment banking industry, providing guidance and counsel to a variety of technology companies and service on the boards of directors of a number of companies.

        Cameron R. M. McColl is an owner and has served as the Executive Chairman of Nanny Cay Resort & Marina Limited since 2000. Mr. McColl co-founded and served on the Board of Directors of Telecom Service Centres from 1994 to 2003. Mr. McColl co-founded and served as the chief executive officer of Memory Corporation Plc from 1993 to 1996. Mr. McColl holds a B.Sc. in Electrical and Electronic Engineering from Edinburgh University. Mr. McColl was an early investor in our company and was selected as a director because of his extensive business experience as a successful entrepreneur and his leadership of private and public companies. Mr. McColl is an experienced executive officer with the skills necessary to lead our Audit Committee. His service as chief executive officer at a publicly traded corporation, as well as serving as a director on several others, has provided him with extensive financial and accounting experience, including evaluating financial results and generally overseeing the financial reporting process at a public company.

  Continuing Directors

        The directors who are serving for terms that end following the meeting, and their ages, occupations and length of board service as of April 17, 2013, are provided in the table below. Additional biographical descriptions of each such director are set forth in the text below the table. These descriptions include the primary individual experience, qualifications, qualities and skills of each of our nominees that led to the conclusion that each director should serve as a member of our Board of Directors at this time.

Name of Director	Age	Principal Occupation	Director Since
Class II Directors—Terms Expiring 2014:
Lady Barbara Judge CBE(1)	66	Corporate Director	May 2006
Shane H. Kim(2)	36	Managing Member, Camden Partners Holdings, LLC	April 2011
Class III Directors—Terms Expiring 2015:
Philip D. Beck	52	Chairman and Chief Executive Officer, Planet Payment	October 1999
Graham N. Arad	54	Senior Vice President and General Counsel, Planet Payment	October 1999

(1)
Member of the Compensation Committee

(2)
Member of the Audit Committee

(3)
Member of the nominating and corporate governance committee

        Lady Barbara Judge CBE was a member of the Board of the United Kingdom Atomic Energy Authority from 2002 to 2004 and served as the Chairman from 2004 to 2010. During her Chairmanship, Lady Judge established the United Kingdom Atomic Energy Authority's new consulting division, which advises foreign governments and private operators on construction of new nuclear plants, and expanded its existing plant decommissioning services into international markets. Lady Judge was the deputy chairman of the United Kingdom Financial Reporting Council in London from 2004 to 2007. From 2002 to 2004, Lady Judge was a director of the Energy Group of the United Kingdom's Department of Trade and Industry and previously served as a commissioner of the U.S. Securities and Exchange Commission. Lady Judge serves as a director of Magna International Inc. and Statoil ASA and previously served on the board for ATP Oil & Gas Corporation and Alpha Appalachia Holdings, Inc. Lady Judge holds a B.A. in history from the University of Pennsylvania and a J.D. from New York University School of Law. In 2010, she was appointed a Commander of the Order of the British Empire for her contributions to the nuclear and financial services industries. Lady Judge's extensive experience and service on boards of directors of a broad range of public and private companies around the world is a valuable perspective for our business since a substantial majority of our revenue comes from our international operations. In addition, her recent and current service on other public company boards of directors and governmental or regulatory organizations provides our Board of Directors with important perspectives on executive compensation and corporate governance matters.

        Shane H. Kim has been a managing member of Camden Partners Holdings, LLC, a private equity firm, since May 1999. He currently serves on the board of Santa Rose Consulting, Inc. and was previously a director on the board of Vantage Oncology, Inc. Mr. Kim also previously served on the MBA Advisory Council for the Eller College of Management at the University of Arizona. Mr. Kim holds a B.S. in Finance from University of Maryland, Robert H. Smith School of Business. Mr. Kim was an observer to our Board of Directors from February 2007 and contributed his counsel and insights during an important stage of our development. Mr. Kim provides a valuable perspective to our Board of Directors due to his sophisticated knowledge of information technology companies, including investments in payment industry companies, and experience serving as a director of several companies.

        Philip D. Beck founded our company in 1999, and has since then served as Chairman of our Board of Directors and our Chief Executive Officer and President. Mr. Beck previously practiced for almost 20 years as an international banking and corporate lawyer. Mr. Beck holds an L.L.B. from Queen Mary, the University of London, and is admitted to practice law in England and Wales, and the state of New York. Mr. Beck serves on our Board of Directors due to his in-depth knowledge and understanding of our business and its development, the perspective and experience he brings as our Chief Executive Officer, and his extensive background in the payments industry, which give him unique insight into our company's challenges, opportunities and business.

        Graham N. Arad has served as a director and our Senior Vice President and General Counsel since our company's founding in 1999. From 1993 to June 2007, Mr. Arad was a partner at Beck & Arad, LLP, a New York law firm, and from February 1996 to January 2008, Mr. Arad was a partner at Hewlett Beck & Arad, a British Virgin Islands law firm, as an international corporate and commercial law attorney, working in a limited capacity at both law firms after our company was founded. Mr. Arad holds an L.L.B. from the London School of Economics, University of London, and is admitted to practice in England and Wales, and the state of New York. Mr. Arad brings to our Board of Directors in-depth knowledge and understanding of our business and his expansive experience in advising businesses operating internationally.

        There are no familial relationships among our directors and officers.

Director Compensation

        The following table provides information for the fiscal year ended December 31, 2012 regarding all compensation awarded to, earned by or paid to each person who served as a non-employee director for some portion or all of fiscal 2012.

 Director Compensation—Fiscal 2012

Name	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)(2)	Total ($)
Lady Barbara Judge	50,000	54,800	104,800
Jonathan Kaiden	50,000	54,800	104,800
Shane M. Kim	50,000	54,800	104,800
Cameron R. M. McColl	50,000	54,800	104,800

(1)
In fiscal 2012, our non-employee directors received an annual cash retainer of $50,000, paid quarterly with each payment made after the end of the calendar quarter.

(2)
Amount shown in this column represents fair value based on our market price as of the respective option grant date. For information on the valuation assumptions with respect to stock option grants, refer to note 2 to the consolidated financial statements contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012. As of December 31, 2012, each director held outstanding options to purchase the following number of shares: Lady Barbara Judge: 264,250; Jonathan Kaiden: 264,250; Shane H. Kim: 114,000; and Cameron R. M. McColl: 264,250.

        We also reimbursed the customary and reasonable travel expenses of our directors in attending meetings of the Board of Directors.

        Our Board of Directors has a compensation policy pursuant to which non-employee directors are entitled to receive the following compensation:

  •
  An annual cash retainer of $50,000, to be paid quarterly with each payment made after the end of the calendar quarter.

  •
  Each non-employee director who becomes a member of our Board of Directors will be granted an initial option to purchase 50,000 shares of our common stock upon election to our Board of Directors. On the date of each annual stockholder meeting subsequent to initial election to our Board of Directors, each non-employee director who continues to serve on our Board of Directors immediately following such meeting will be granted an option to purchase 40,000 shares of our common stock unless the non-employee director was first elected to our Board of Directors less than six months prior to the annual stockholder meeting, in which case such non-employee director shall instead receive an option to purchase 24,000 shares of our common stock. The annual grants shall be made automatically, as of the close of business on the date of the annual stockholder meeting unless the date occurs during a closed period under AIM, in which case, the option grant shall occur automatically upon the termination of the closed period. Each option will have an exercise price equal to the fair market value of our common stock on the date of grant. Each initial option grant vests and becomes exercisable as to 1/3rd of the shares on the 12-month anniversary from the vesting commencement date and 1/36th of the shares each month thereafter, such that the grant vests in full after three years. Each annual option grant vests and becomes exercisable as to 1/12th of the shares each month from the vesting commencement date. All options shall become fully vested and exercisable immediately prior to a change of control. Additionally, an non-employee director's initial option grant shall become fully vested and exercisable in the event that the non-employee director fails to serve on our Board of Directors for the duration of the vesting term solely as a result of our Board of Directors' failure to re-nominate the non-employee director for election by our stockholders, other than a failure to re-nominate the non-employee director for cause.

        Non-employee directors receive no other form of remuneration, perquisites or benefits, but are reimbursed for their expenses in attending meetings, including customary and reasonable travel expenses incurred to attend meetings solely among the non-employee directors.

        OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ELECTION OF EACH
OF THE TWO NOMINATED DIRECTORS.

PROPOSAL NO. 2
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        Our Audit Committee has selected BDO USA, LLP ("BDO") as Planet Payment's principal independent registered public accounting firm to perform the audit of Planet Payment's consolidated financial statements for 2013, following our dismissal of Deloitte & Touche LLP ("Deloitte") in April 2013. As a matter of good corporate governance, our Audit Committee has decided to submit its selection of our principal independent registered public accounting firm to our stockholders for ratification. In the event that BDO is not ratified by our stockholders, the Audit Committee will review its future selection of BDO as Planet Payment's principal independent registered public accounting firm.

        Prior to the engagement of BDO, Deloitte had been Planet Payment's independent auditor for the company's last 9 fiscal years. In April 2013, our Audit Committee approved the dismissal of Deloitte. Deloitte's audit report on our financial statements for 2011 and 2012 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During 2011 and 2012 and through the date of Deloitte's dismissal, there was no disagreement between us and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreement in its audit report; and there were no reportable events, as defined in Item 304(a)(1)(v) of SEC Regulation S-K, except that Deloitte had advised us of the material weakness in our internal control over financial reporting for each of fiscal 2011 and 2012 as noted in our Annual Report on Form 10-K for the year ended December 31, 2012, filed with the SEC on March 25, 2013. In April 2013, we filed a Current Report on Form 8-K to announce the changes in our accounting firms, attaching as an exhibit thereto the letter we requested from Deloitte addressed to the SEC stating that Deloitte agreed with the statement contained in the Current Report.

        Representatives of BDO are expected to be present at the meeting, in which case they will be given an opportunity to make a statement at the meeting if they desire to do so, and will be available to respond to appropriate questions. We do not expect representatives of Deloitte to be present at the meeting.

Principal Accountant Fees and Services

        We regularly review the services and fees from its independent registered public accounting firm. These services and fees are also reviewed with our Audit Committee annually. In accordance with standard policy, Deloitte periodically rotated the individuals who are responsible for Planet Payment's audit.

        In addition to performing the audit of Planet Payment's consolidated financial statements, Deloitte provided various other services during fiscal 2011 and 2012. Our Audit Committee has determined that Deloitte's provisioning of these services, which are described below, does not impair Deloitte's independence from Planet Payment. The aggregate fees billed for fiscal 2011 and 2012 for each of the following categories of services are as follows:

Fees Billed to Planet Payment	Fiscal Year 2012	Fiscal Year 2011
Audit fees(1)	$1,439,100	$1,305,482
Audit related fees	—	—
Tax fees	—	—
All other fees(2)	100,000	100,000
Total fees	$1,539,100	$1,405,482

(1)
"Audit fees" include fees for professional services rendered in connection with the audit of our annual financial statements, review of our quarterly financial statements and advisory services on accounting matters that were addressed during the annual audit and quarterly review. This category also includes fees for services that were incurred in connection with statutory and regulatory filings or engagements, such as our IPO process and our registration on Form 10, consents and review of documents filed with the SEC. Fees related to our IPO process and registration on Form 10 included in fiscal 2012 amounted to $498,500 and in fiscal 2011 amounted to $575,000. Fiscal 2011 also includes fees for Deloitte's audit services performed during that fiscal year in connection with the preparation of our amended Annual Report for the years ended December 31, 2008, 2009, and 2010.

(2)
"All other fees" include fees for all other non-audit services. For the years ended December 31, 2012 and 2011, these fees were incurred for SSAE16 reports related to our Merchant Accounting System.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

        Our Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.

        All of the services relating to the fees described in the table above were approved by our Audit Committee.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF PROPOSAL NO. 2.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 17, 2013, by:

  •
  each stockholder known by us to be the beneficial owner of more than 5% of our common stock;

  •
  each of our directors or director nominees;

  •
  each of our named executive officers; and

  •
  all of our directors and executive officers as a group.

        Percentage ownership of our common stock is based on 53,706,947 shares of our common stock outstanding on April 17, 2013, percentage ownership for preferred stock beneficially owned is based on 6,851,144 shares of our preferred stock outstanding on an as-converted to common stock basis and percentage ownership for total voting power is based on 60,558,091 shares of our common stock, including our preferred stock on an as-converted to common stock basis. We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable. We have deemed shares of our capital stock subject to options, warrants or other convertible securities that are currently exercisable or exercisable within 60 days of April 17, 2013 to be outstanding and to be beneficially owned by the person holding the option for the purpose of computing the percentage ownership of that person but have not treated them as outstanding for the purpose of computing the percentage ownership of any other person.

        Unless otherwise indicated, the address of each of the individuals and entities named in the table below is c/o Planet Payment, Inc., 670 Long Beach Blvd., Long Beach, New York 11561.

	Shares beneficially owned
			Series A Preferred Stock (on an-as converted to common stock basis)
	Common Stock
					% of Total Voting Power
Name of beneficial owner	Number	Percentage	Number	Percentage
Directors and executive officers:
Philip D. Beck(1)	3,288,270	6.1%	—	—	5.4%
Graham N. Arad(2)	1,334,536	2.5	—	—	2.2
Robert J. Cox III(3)	421,665	*	—	—	*
Lady Barbara Judge(4)	329,250	*	—	—	*
Jonathan Kaiden(5)	363,112	*	—	—	*
Shane H. Kim(6)	6,844,389	12.7	—	—	11.3
Cameron R. M. McColl(7)	623,670	1.2	—	—	1.0
All executive officers and directors as a group (11 persons)(8)	14,078,738	24.9	—	—	22.2
5% stockholders:
Entities affiliated with Camden Partners(6)	6,844,389	12.7	—	—	11.3
Entities affiliated with Kinderhook, LP(9)	5,502,165	10.3	—	—	9.1
Entities affiliated with Andwel Partners(10)	708,963	1.3	4,325,813	63.1%	8.3
Andrew Paul and affiliated entities(11)	1,963,483	3.7	2,162,907	31.6	6.8
Entities affiliated with Inter-Atlantic Fund(12)	4,037,950	7.5	—	—	6.7
Entities affiliated with FMR LLC(13)	3,741,134	7.0	—	—	6.2
Entities affiliated with BlackRock, Inc.(14)	3,502,189	6.5	—	—	5.8

*
Represents beneficial ownership of less than 1% of our outstanding shares of common stock.

(1)
Includes (i) options exercisable for 597,724 shares of common stock within 60 days of April 17, 2013, (ii) 126,000 shares beneficially owned by Mr. Beck through family members, (iii) 22,000 shares held by BDP Realty Associates, LLC in which Mr. Beck holds a one-third membership interest, (iv) 30,700 shares beneficially owned by Mr. Beck through retirement vehicles, and (v) 915,000 shares of restricted stock that are subject to a right of repurchase in our favor upon Mr. Beck's cessation of service prior to vesting or if performance goals are not achieved.

(2)
Includes (i) options exercisable for 299,730 shares of common stock within 60 days of April 17, 2013 and (ii) 43,400 shares beneficially owned by Mr. Arad through family members.

(3)
Includes options exercisable for 321,665 shares of common stock within 60 days of April 17, 2013.

(4)
Includes options exercisable for 264,250 shares of common stock within 60 days of April 17, 2013.

(5)
Include (i) options exercisable for 264,250 shares of common stock within 60 days of April 17, 2013 and (ii) 42,550 shares held by Kaiden Investment Group.

(6)
Includes options held by Mr. Kim exercisable for 97,333 shares of common stock within 60 days of April 17, 2013. Based on a Schedule 13G filed with the SEC on February 6, 2013. Also includes (i) 1,997,513 shares held by Camden Partners Strategic Fund II-A, L.P., (ii) 118,496 shares held by Camden Partners Strategic Fund II-B, L.P., (iii) 4,446,267 shares held by Camden Partners Strategic Fund III, L.P. and (iv) 184,780 shares held by Camden Partners Strategic Fund III-A, L.P. (together, the "Camden Funds"). The general partner of Camden Partners Strategic Fund II-A, L.P.

  and Camden Partners Strategic Fund II-B, L.P. is Camden Partners Strategic II, LLC ("Fund II GP"). The general partner of Camden Partners Strategic Fund III, L.P. and Camden Partners Strategic Fund III-A, L.P. is Camden Partners Strategic III, LLC ("Fund III GP"). The managing member of Fund III GP is Camden Partner Strategic Manager, LLC ("CPSM"). The managing members of Fund II GP and CPSM are David L. Warnock, Donald W. Hughes and Richard M. Berkeley (the "Managing Members"). The Managing Members hold shared voting and dispositive power over the shares held by the Camden Funds. Mr. Kim and each of the Managing Members disclaim beneficial ownership of the shares except to their pecuniary interest in each of the Camden Funds. The address for Mr. Kim and the entities affiliated with Camden Partners is 500 East Pratt Street, Suite 1200, Baltimore, Maryland 21202.

(7)
Includes options exercisable for 264,250 shares of common stock within 60 days of April 17, 2013.

(8)
Includes (i) options exercisable for 2,867,548 shares of common stock within 60 days of April 17, 2013 that are held by our directors and officers as a group, (ii) 915,000 shares of restricted stock that are subject to a right of repurchase in our favor upon Mr. Beck's cessation of service prior to vesting or if performance goals are not achieved, (iii) 169,400 shares beneficially owned by directors and officers through family members, (iv) 22,000 shares held by BDP Realty Associates, LLC in which Mr. Beck holds a one-third membership interest and (v) 30,700 shares beneficially owned by Mr. Beck through retirement vehicles.

(9)
Based on a Schedule 13G filed with the SEC on January 11, 2013. Kinderhook Partners, LLC serves as the investment adviser to Kinderhook, LP and is responsible for making investment decisions on Kinderhook, LP's behalf. Kinderhook GP, LLC serves as the general partner to Kinderhook, LP. Tushar Shah and Stephen J. Clearman serve as Kinderhook GP, LLC's and Kinderhook Partners, LLC's co-managing members, and as a result, Messrs. Shah and Clearman may be deemed to control such entities. Accordingly, Messrs. Shah and Clearman may be deemed to have a beneficial interest in the shares of common stock by virtue of their indirect control of Kinderhook, LP's, Kinderhook GP, LLC's and Kinderhook Partnership, LLC's power to vote and/or dispose of the shares of common stock. Messrs. Shah and Clearman disclaim beneficial ownership of the shares of common stock except to the extent of their pecuniary interest, if any, therein, and Kinderhook, LP specifically disclaims beneficial ownership in the shares of common stock except to the extent of its pecuniary interest therein, if any. The address of the entities affiliated with Kinderhook, LP is 2 Executive Drive, Suite 585, Fort Lee, New Jersey 07024.

(10)
Includes 4,325,813 shares of Series A Preferred Stock on an as-converted to common stock basis. The owners and managers of Andwel Partners are Patrick Welsh and Bruce Anderson, who hold shared voting and investment power over the shares held by Andwel Partners. The address of the entities affiliated with Andwel Partners is 320 Park Avenue, 25th Floor, New York, New York 10022.

(11)
Includes (i) 2,162,907 shares of Series A Preferred Stock on an as-converted to common stock basis held by AMP Associates LLC, (ii) 1,758,139 shares of common stock held by AMP Associates LLC and (iii) 192,000 shares held by Pondfield Holdings L.P. Mr. Paul is the managing member of AMP Associates LLC and holds voting and investment power. The address of AMP Associates LLP is 601 Lexington Avenue, New York NY 10022. Mr. Paul is the managing member of Pondfield Holdings L.P. and holds sole voting and investment power. The address of Mr. Paul and his Pondfield Holdings L.P. is 283 Pondfield Road, Bronxville, New York 10708.

(12)
Based on a Schedule 13G filed with the SEC on January 4, 2013. The general partner of Inter-Atlantic Fund, LP is Inter-Atlantic Advisors, Ltd and Andrew Lerner and Brett Baris control Inter-Atlantic Advisors, Ltd. Inter-Atlantic Advisors, Ltd, Inter-Atlantic Fund, LP, Andrew Lerner and Brett Baris share voting and dispositive power over the shares held by Inter-Atlantic Fund, LP and each of Inter-Atlantic Advisors, Ltd., Andrew Lerner and Brett Baris expressly disclaims any equitable or beneficial ownership of such securities. The address of Inter-Atlantic Fund, LP is 142 West 57th Street, Floor 11, New York, New York 10019.

(13)
Based on a Schedule 13G filed with the SEC on February 14, 2013. FIL Limited, a wholly-owned subsidiary of FMR LLC, is the beneficial owner of the shares, as a result of acting as an investment adviser to one investment company, Fidelity Funds—European Smaller Companies Fund (the "Fidelity Fund"). Edward C. Johnson 3rd, Chairman of FMR LLC, and FMR LLC, through its control of FIL Limited, each has sole power to dispose of the shares. Members of the family of Edward C. Johnson 3rd or trusts for their benefit, own shares of FMR LLC voting stock with the right to cast approximately 49% of the total votes which may be cast by all holders of FMR LLC voting stock. FMR LLC holds sole voting and dispositive power over the shares held by Fidelity Fund. The address of FMR LLC and the Fidelity Fund is 82 Devonshire Street, Boston, Massachusetts 02109. The address of FIL Limited is Pembroke Hall, 42 Crow Lane, Hamilton, Bermuda.

(14)
Based on a Schedule 13G filed with the SEC on January 30, 2013. BlackRock, Inc. owns the shares through its subsidiaries BlackRock Investment Management (UK) Limited, BlackRock Financial Management, Inc. and BlackRock Life Limited. The independent directors of BlackRock, Inc. are Laurence D. Fink, Abdlatif Y. Al-Hamad, Mathis Cabiallavetta, Dennis D. Dammerman, William S. Demchak, Jessica Einhorn, Fabrizio Freda, Murry S. Gerber, James Grosfeld, Robert S. Kapito, David H. Komansky, Sir Deryck Maughan, Thomas K. Montag, Thomas H. O'Brien Jr., James E. Rohr, Ivan G. Seidenberg, Marco Antonio Slim Domit, John S. Varley and Susan L. Wagner. BlackRock, Inc. holds sole voting and dispositive power over the shares held by its subsidiaries. The address of the entities affiliated with Blackrock, Inc. is 40 East 52nd Street, New York, New York 10022.

EXECUTIVE COMPENSATION

        Our executive compensation program is designed to:

  •
  attract and retain talented and experienced executives;

  •
  motivate and reward executives whose knowledge, skills and performance are critical to our success;

  •
  link compensation to corporate performance and individual achievement;

  •
  link specific cash-based elements of compensation to our near-term financial performance; and

  •
  align the interests of our executive officers and those of our stockholders by providing our executive officers with long-term incentives to increase stockholder value.

We have endeavored to create an executive compensation program that provides a mix of short-term and long-term payments and awards, cash payments and equity awards, and fixed and variable payments and awards that we believe appropriately motivates our executive officers and discourages them from taking excessive or unnecessary risks. We view these components of compensation as related but distinct. Although our Compensation Committee considers the value of total compensation of our executive officers, neither our Board of Directors nor our Compensation Committee believes that significant compensation derived from one component of compensation should negate or reduce compensation derived from other components. Except as described below, neither our Compensation Committee nor our Board of Directors has adopted any formal or informal policies or guidelines for allocating total target compensation between short-term and long-term compensation, between cash payments and equity awards, or between fixed and variable payments and awards. However, in general, our Compensation Committee and our Board of Directors believe a significant portion of the value of total target compensation for each of our named executive officers should be in the form of performance-based compensation. In addition, our Compensation Committee and our Board of Directors strive to keep cash compensation at a competitive level while providing executive officers with the opportunity to be well rewarded through equity awards if our company performs well over time.

        Our current executive compensation program consists of the following primary components:

  •
  base salary;

  •
  annual cash incentive awards linked to corporate and individual objectives; and

  •
  periodic grants of long-term equity-based awards.

Executive Compensation Tables

        The following table provides information regarding all plan and non-plan compensation awarded to, earned by or paid to our principal executive officer and our two other most highly compensated executive officers serving as such at December 31, 2012 for all services rendered in all capacities to us during fiscal 2012.

 Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	Total ($)
Philip D. Beck	2012	$370,000	$—	$105,400	$105,071	$580,471
Chief Executive Officer and President	2011	370,000	1,811,840	42,000	187,531	2,411,371
Robert J. Cox III	2012	290,041	—	80,600	25,000	395,641
Senior Vice President, Chief Financial Officer and Treasurer	2011	290,041	—	67,000	69,817	426,858
Graham N. Arad	2012	230,000	—	62,000	32,500	324,500
Senior Vice President and General Counsel	2011	230,000	—	31,500	55,129	316,629

(1)
The amounts in this column represent the aggregate grant date fair value computed in accordance with ASC 718. For a discussion of the assumptions used in determining the fair value of stock and option awards in the above table refer to note 2 to the consolidated financial statements contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012.

(2)
The amounts in this column represent payment of bonus amounts based on our achievement of certain Adjusted EBITDA targets and individual performance earned for services rendered in 2012 under the 2012 Cash Incentive Compensation Plan and in the discretion of the Compensation Committee or, in 2011 under the 2011 Cash Incentive Compensation Plan.

2012 Option Grants

        We typically grant stock options to executive officers upon hiring or promotion, in connection with a significant change in responsibilities, to recognize performance, or to achieve internal equity. At least annually, our Compensation Committee reviews the equity ownership of our executive officers and considers whether to make additional awards. In making its determination, our Compensation Committee takes into account, on a subjective basis, various factors. These factors include the responsibilities, past performance and anticipated future contributions of the executive officer, and the competitiveness of the executive officer's overall compensation package, as well as the executive officer's existing equity holdings, the extent to which these holdings are vested, the potential reward to the executive officer if the market value of our common stock appreciates, and the recommendations of our CEO (for executive officers other than the CEO). In April 2012, our Compensation Committee approved grants of options to purchase 85,000 shares, 50,000 shares and 65,000 shares of our common stock to Messrs. Beck, Arad and Cox, respectively, with an exercise price of $2.80 per share.

        The following table provides information regarding each unexercised stock option held by our named executive officers as of December 31, 2012.

 Outstanding Equity Awards at December 31, 2012

	Option awards					Stock awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable		Option exercise price ($)	Option expiration date	Number of shares of stock that have not yet vested (#)(1)	Market value of shares of stock that have not yet vested ($)(2)
Philip D. Beck	17,000			$2.50	12/31/2013
	69,063			2.50	1/1/2015
	69,063			2.50	1/1/2015
	78,654			2.50	1/26/2016
	76,513			2.88	2/19/2017
	75,999			3.01	12/30/2017
	68,099			1.20	12/10/2018
	75,000			1.70	1/1/2020
	20,000	40,000	(3)	2.17	3/22/2021
	28,333	56,667		2.80	4/1/2022
						915,000	$3,184,200
Robert J. Cox III	200,000			1.65	11/30/2019
	66,667	33,333	(3)	1.25	11/29/2020
	33,333	66,667	(3)	2.00	4/11/2021
	21,667	43,333	(3)	2.80	4/1/2022
Graham N. Arad	27,625			2.50	1/1/2015
	27,625			2.50	1/1/2015
	17,041			2.50	1/26/2016
	51,009			2.88	2/19/2017
	47,047			3.01	12/30/2017
	42,717			1.20	12/10/2018
	26,667	13,333	(3)	2.13	5/26/2020
	15,000	30,000	(3)	2.17	3/22/2021
	16,667	33,333	(3)	2.80	4/1/2022

(1)
On July 26, 2011, we made a restricted stock grant of 915,000 shares of our common stock to Mr. Beck, pursuant to a Long-Term Incentive Restricted Stock Agreement. Refer to "Critical accounting policies and estimates" in Item 7 of our Annual Report on Form 10-K for more information on Mr. Beck's restricted stock grant.

(2)
The amounts in this column are calculated by multiplying the number of shares of stock that have not yet vested by the closing price of our common stock traded on NASDAQ on December 31, 2012, which was $3.48 per share.

(3)
The option vests and becomes exercisable as to one-third of the original number of shares on each anniversary of the vesting commencement date until fully vested on the third anniversary of the vesting commencement date.

Potential Payments Upon Termination or Change-In-Control

        The employment of our named executive officers is at will and may be terminated at any time, with or without formal cause. Pursuant to the terms of executive retention agreements with Messrs. Beck, Cox and Arad, we have agreed to provide specified severance and bonus amounts and to accelerate the vesting on their equity awards upon each of their termination upon a change of control or an involuntary termination, as each term is defined in the agreements.

Termination upon change of control

        In the event of a termination upon a change of control, Messrs. Beck, Arad and Cox are entitled to receive an amount equal to 18 months of the executive officer's base salary and the target bonus then in effect for the executive officer for the year in which such termination occurs, such bonus payment to be pro-rated to reflect the full number of months the executive remained in our employ. In addition, the vesting on any stock option and other equity awards held by the executive officer will be accelerated in full. At the election of the executive officer, we will also continue to provide our health related employee insurance coverage for twelve months, at our expense. The following table sets forth the potential (estimated) payments and benefits to which Messrs. Beck, Cox and Arad would have been entitled assuming a change of control as of December 31, 2012, as specified under their respective executive retention agreement.

Name	Severance amount	COBRA premiums	Bonus amount	Accelerated stock options(1)	Total
Philip D. Beck	$555,000	$23,016	$185,000	$336,401	$1,099,417
Robert J. Cox III	435,000	21,553	72,500	498,799	1,027,852
Graham N. Arad	345,000	18,416	57,500	266,798	687,714

(1)
Calculates the value of the accelerated stock options based on the closing price of our common stock on NASDAQ on December 31, 2012, which was $3.48 per share.

Involuntary termination

        In the event of an involuntary termination, Messrs. Beck, Arad and Cox are entitled to receive an amount equal to 12 months of the executive officer's base salary and the target bonus then in effect for the executive officer for the year in which such termination occurs, such bonus payment to be pro-rated to reflect the full number of months the executive remained in our employ. In addition, the vesting on any stock option and other equity awards held by the executive officer will be accelerated in full. At the election of the executive officer, we will also continue to provide our health related employee insurance coverage for twelve months, at our expense. The following table sets forth the potential (estimated) payments and benefits to which Messrs. Beck, Cox and Arad would have been entitled assuming an involuntary termination as of December 31, 2012, as specified under their respective executive retention agreement.

Name	Severance amount	COBRA premiums	Bonus amount	Accelerated stock options(1)	Total
Philip D. Beck	$370,000	$23,016	$185,000	$336,401	$914,417
Robert J. Cox III	290,000	21,553	72,500	498,799	882,852
Graham N. Arad	230,000	18,416	57,500	266,798	572,714

(1)
Calculates the value of the accelerated stock options based on the closing price of our common stock on NASDAQ on December 31, 2012, which was $3.48 per share.

EQUITY COMPENSATION PLAN INFORMATION

        The following table presents information as of December 31, 2012 with respect to compensation plans under which shares of our common stock may be issued. The category "Equity compensation plans approved by security holders" in the table below consists of the 2000 Stock Incentive Plan, 2006 Equity Incentive Plan, 2012 Equity Incentive Plan and 2012 Employee Stock Purchase Plan.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuances under Equity Compensation Plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders	8,052,473	(1)	$2.52	7,456,328	(2)
Equity compensation plans not approved by security holders	—		—	—

Total	8,052,473		$2.52	7,456,328

(1)
Excludes purchase rights accruing under the 2012 Employee Stock Purchase Plan.

(2)
Includes 800,000 shares that remain available for purchase under the 2012 Employee Stock Purchase Plan and excludes 7,907,973 shares of common stock that are subject to outstanding awards under the 2006 Equity Incentive Plan. Any such shares of common stock that are subject to outstanding awards under the 2006 Equity Incentive Plan that are issuable upon the exercise of options that expire or become unexercisable for any reason without having been exercised in full will be available for future grant and issuance under the 2012 Equity Incentive Plan. In addition, the number of shares reserved for issuance under our 2012 Equity Incentive Plan will increase automatically on the first day of January of each of 2013 through 2016 by the number of shares equal to the lesser of (i) 4% of the total outstanding shares of our common stock as of the immediately preceding December 31st or (ii) such number of shares as determined by the Board of Directors. Similarly, the number of shares reserved for issuance under our 2012 Employee Stock Purchase Plan will increase will increase automatically on the first day of January for the first seven calendar years after the first offering date, by the number of shares equal to 1% of the total outstanding shares of our common stock as of the immediately preceding December 31st (rounded to the nearest whole share).

 TRANSACTIONS WITH RELATED PARTIES, FOUNDERS AND CONTROL PERSONS

        In addition to the compensation arrangements, including employment, termination of employment and change of control arrangements and indemnification arrangements, discussed, when required, above in the section entitled "Executive Compensation," The following is a description of each transaction since January 1, 2012 and each currently proposed transaction in which:

  •
  we have been or are to be a participant;

  •
  the amount involved exceeded or exceeds $120,000; and

  •
  any of our directors, executive officers or holders of more than 5% of our capital stock, or any immediate family member of or person sharing the household with any of these individuals, had or will have a direct or indirect material interest.

Rental Property Payments and Consulting Fees

        We incurred the following amounts to companies that are principally owned by executives, directors or stockholders of Planet Payment or their families:

Year Ended December 31, 2012
Rent	$500,785
Consulting and professional fees	132,103

        Rent was paid to BDP Realty Associates LLC a company in which Philip D. Beck, our CEO, has a 1/3 interest.

        Consulting and professional fees were paid to a professional services company in which a family member of Philip D. Beck has a substantial interest but Mr. Beck does not have any financial interest in such company.

Review, Approval or Ratification of Transactions with Related Parties

        Our Board of Directors has adopted a written related person transactions policy. Under this policy, our Nomination and Governance Committee, unless the related party is, or is associated with, a member of that committee, in which event the transaction must be reviewed and approved by our Audit Committee, reviews transactions that may be "related-person transactions." "Related-person transactions" are transactions between us and a related person in which a related person (as defined below) has a material interest may present an actual or potential conflict of interest or create the appearance of a conflict. For purposes of the policy, a related person is a director, executive officer, nominee for director, or greater than 5% beneficial owner of our common stock, and their immediate family members.

 REPORT OF THE AUDIT COMMITTEE

        The information contained in the following report of Planet Payment's Audit Committee is not considered to be "soliciting material," "filed" or incorporated by reference in any past or future filing by Planet Payment under the Securities Exchange Act of 1934 or the Securities Act of 1933 unless and only to the extent that Planet Payment specifically incorporates it by reference.

        The Audit Committee has reviewed and discussed with Planet Payment's management and Deloitte & Touche LLP the audited consolidated financial statements of Planet Payment for the year ended December 31, 2012. The Audit Committee has also discussed with Deloitte & Touche LLP the matters required to be discussed by SAS No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

        The Audit Committee has received and reviewed the written disclosures and the letter from Deloitte & Touche LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence, and has discussed with Deloitte & Touche LLP its independence from Planet Payment.

        Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Planet Payment's annual report on Form 10-K for the year ended December 31, 2012 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee

Cameron R. M. McColl, Chair
Jonathan Kaiden
Shane H. Kim

 ADDITIONAL INFORMATION

Stockholder Proposals to be Presented at Next Annual Meeting

        Planet Payment's bylaws provide that, for stockholder nominations to the Board or other proposals to be considered at an annual meeting, the stockholder must give timely notice thereof in writing to the Corporate Secretary at Planet Payment, Inc., 670 Long Beach Blvd., Long Beach, New York 11561, Attn: Corporate Secretary.

        To be timely for the 2014 annual meeting, a stockholder's notice must be delivered to or mailed and received by our Corporate Secretary at the principal executive offices of Planet Payment not earlier than 5:00 p.m. Pacific Time on March 1, 2014 and not later than 5:00 p.m. Pacific Time on March 31, 2014. A stockholder's notice to the Corporate Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting the information required by Planet Payment's bylaws.

        Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at Planet Payment's 2014 annual meeting must be received by the Company not later than December 27, 2013 in order to be considered for inclusion in Planet Payment's proxy materials for that meeting.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16 of the Exchange Act requires Planet Payment's directors, executive officers and any persons who own more than 10% of Planet Payment's common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulation to furnish Planet Payment with copies of all Section 16(a) forms that they file. Based solely on its review of the copies of such forms furnished to Planet Payment and written representations from the directors and executive officers, Planet Payment believes that all Section 16(a) filing requirements were timely met in 2012.

Available Information

        Planet Payment will mail without charge, upon written request, a copy of Planet Payment's annual report on Form 10-K for the year ended December 31, 2012, including the financial statements and list of exhibits, and any exhibit specifically requested. Requests should be sent to:

Investor Relations
Planet Payment, Inc.
670 Long Beach Blvd.
Long Beach, New York 11561

        The Annual Report is also available at http://ir.planetpayment.com.

"Householding"—Stockholders Sharing the Same Last Name and Address

        The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called "householding." Under this procedure, multiple stockholders who reside at the same address may receive a single copy of our annual report and proxy materials, including the Notice of Internet Availability, unless the affected stockholder has provided contrary instructions. This procedure reduces printing costs and postage fees, and helps protect the environment as well.

        This year, a number of brokers with account holders who are Planet Payment stockholders will be "householding" our annual report and proxy materials, including the Notice of Internet Availability. A single Notice of Internet Availability and, if applicable, a single set of annual report and other proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. Stockholders may revoke their consent at any time by contacting Computershare, either by calling toll-free (877) 373-6374, or by writing to Computershare, Householding Department, P.O. Box 43078, Providence, RI, 02940-3078.

        Upon written or oral request, Planet Payment will promptly deliver a separate copy of the Notice of Internet Availability and, if applicable, annual report and other proxy materials to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Notice of Internet Availability and, if applicable, annual report and other proxy materials, you may write or call Planet Payment's Investor Relations department at 670 Long Beach Blvd., Long Beach, New York 11561, Attn: Investor Relations, telephone number (408) 625-4200.

        Any stockholders who share the same address and currently receive multiple copies of Planet Payment's Notice of Internet Availability or annual report and other proxy materials who wish to receive only one copy in the future can contact their bank, broker or other holder of record to request information about householding or Planet Payment's Investor Relations department at the address or telephone number listed above.

OTHER MATTERS

        The Board of Directors does not presently intend to bring any other business before the meeting and, so far as is known to the Board of Directors, no matters are to be brought before the meeting except as specified in the notice of the meeting. As to any business that may arise and properly come before the meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 01MYUB 1 U PX + Annual Meeting Proxy Card Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C ** This proxy must be signed exactly as your name appears on your stock certificate. When shares are held by joint tenants, both should sign. Attorneys, executors, administrators, trustees and guardians should indicate their capacities. If the signer is a corporation, please print full corporate name and indicate capacity of the duly authorized officer executing on behalf of the corporation. If the signer is a partnership, please print full partnership name and indicate capacity of duly authorized officer executing on behalf of the partnership. If signed under power of attorney such power or a duly certified copy must accompany this proxy. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + B Non-Voting Items A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2. For Against Abstain 2. Ratification of Auditors’ Appointment. Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting. Change of Address — Please print new address below. 01 - Jonathan Kaiden 02 - Cameron R.M. McColl 1. Re-election of Directors: For Withhold For Withhold IMPORTANT ANNUAL MEETING INFORMATION Admission Ticket IF YOU HAVE NOT VOTED VIA THE INTERNET, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Electronic Voting Instructions You can vote by Internet! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose the voting method outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet must be received by 1:00 a.m., Central Time, on June 14, 2013. Vote by Internet • Go to www.investorvote.com/PLPM • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website If you wish to vote by proxy, please sign and return the form as soon as possible and we urge you to send this to be received no later than Wednesday, June 12, 2013.

PROXY FORM FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 14, 2013 PLEASE RETURN FORM BY JUNE 12, 2013 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Philip Beck and Graham Arad, or either of them, as proxies each with full powers of substitution, and hereby authorizes them to represent and to vote, as designated below, all shares of capital stock of Planet Payment, Inc. (the “Company”) held of record by the undersigned on April 17, 2013 at the Annual Meeting of Stockholders of the Company to be held at 2:00 p.m. New York Time on June 14, 2013 at 670 Long Beach Boulevard, Long Beach, NY 11561, USA, and at any adjournment or postponement thereof. This proxy, when properly executed and returned in a timely manner, will be voted at this Annual Meeting and any adjournment or postponement thereof in the manner described herein. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED “FOR” EACH OF THE NOMINEES, “FOR” THE PROPOSAL AND IN THE DISCRETION OF THE PROXIES ON ANY OTHER BUSINESS MATTERS OR PROPOSALS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING. The undersigned stockholder may revoke this proxy at any time before it is voted by delivering to the Corporate Secretary of the Company either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. If you wish to vote in accordance with the Board of Directors' recommendations, just sign where indicated. You need not mark any boxes. (Items to be voted appear on reverse side.) Please return the signed Proxy Card in the enclosed envelope. Planet Payment, Inc. 2013 Annual Meeting Admission Ticket 2013 Annual Meeting of Planet Payment, Inc. Stockholders Friday, June 14, 2013 at 2:00 p.m. New York Time 670 Long Beach Boulevard Long Beach, NY 11561 Upon arrival, please present this admission ticket and photo identification at the registration desk. IF YOU HAVE NOT VOTED VIA THE INTERNET, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.